UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22207

Oppenheimer Master Event-Linked Bond Fund, LLC

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 12/31/2014

Item 1.	Schedule of Investments.

STATEMENT OF INVESTMENTS December 31, 2014 Unaudited

	Principal Amount	Value

Event-Linked Bonds—97.9%

Earthquake—24.5%

Bosphorus Re Ltd. Catastrophe Linked Nts., 2.53%, 5/3/16[1,2]	$5,244,000	$5,261,436

Embarcadero Reinsurance Ltd. Catastrophe Linked Nts.:
5.03%, 8/7/15[1,2]	5,000,000	5,017,500
7.412%, 2/13/15[1,2]	4,750,000	4,760,450

Golden State RE II Ltd. Catastrophe Linked Nts., 2.23%, 1/8/19[1,2]	4,250,000	4,243,413

Golden State Re Ltd. Catastrophe Linked Nts., 3.78%, 1/8/15[1,2]	5,300,000	5,311,660

Kibou Ltd. Catastrophe Linked Nts., 5.28%, 2/17/15[1,2]	4,700,000	4,717,860

Kilimanjaro Re Ltd. Catastrophe Linked Nts., 3.78%, 11/25/19[2,3]	3,500,000	3,500,875

Kizuna II Re Ltd. Catastrophe Linked Nts.:
2.28%, 4/6/18[1,2]	5,250,000	5,305,913
2.53%, 4/6/18[2,3]	3,950,000	3,998,388

Lakeside Re III Ltd. Catastrophe Linked Nts., 8.03%, 1/8/16[1,2]	4,325,000	4,492,053

Merna Reinsurance IV Ltd. Catastrophe Linked Nts., 2.53%, 4/8/16[1,2]	1,250,000	1,259,781

Merna Reinsurance V Ltd. Catastrophe Linked Nts., 2.03%, 4/7/17[1,2]	4,000,000	4,002,200

MultiCat Mexico Ltd. 2012-I Catastrophe Linked Nts., 8.03%,
12/4/15[1,2]	4,250,000	4,355,081

Nakama Re Ltd. Catastrophe Linked Nts.:
2.155%, 1/16/19[1,2]	500,000	501,800
2.53%, 4/13/18[1,2]	2,250,000	2,266,425
2.78%, 9/29/16[1,2]	4,250,000	4,299,406
2.905%, 1/16/20[1,2]	4,000,000	4,014,400

Tramline Re II Ltd. Catastrophe Linked Nts., 3.28%, 7/7/17[2,3]	5,000,000	4,946,250

Ursa Re Ltd. Catastrophe Linked Nts., 5.03%, 12/7/17[1,2]	2,000,000	2,012,500

		74,267,391

Multiple Event—41.6%

Atlas Reinsurance VII Ltd. Catastrophe Linked Nts., 8.125%, 1/7/16[1,2]	1,500,000	1,545,187

ATLAS VI Capital Ltd. Catastrophe Linked Nts.:
12.535%, 1/8/15[1,2]	1,250,000	1,253,000
15.285%, 1/8/15[1,2]	1,500,000	1,503,900

Blue Danube II Ltd. Catastrophe Linked Nts., 4.279%, 5/23/16[1,2]	1,000,000	1,010,725

Blue Danube Ltd. Catastrophe Linked Nts., 6.004%, 4/10/15[1,2]	250,000	251,700

Caelus Re 2013 Ltd. Catastrophe Linked Nts.:
5.28%, 3/7/16[1,2]	5,250,000	5,333,606
6.88%, 4/7/17[1,2]	3,840,000	4,012,224

Citrus Re Ltd. Catastrophe Linked Nts.:
3.78%, 4/24/17[1,2]	3,500,000	3,506,475
4.28%, 4/18/17[1,2]	5,000,000	5,005,750

Combine Re Ltd. Catastrophe Linked Nts., 17.78%, 1/7/15[1,2]	1,000,000	1,002,600

East Lane Re VI Ltd. Catastrophe Linked Nts., 2.78%, 3/14/18[1,2]	3,500,000	3,501,575

Galileo Re Ltd. Catastrophe Linked Nts., 7.43%, 1/9/17[1,2]	2,500,000	2,584,125

Kilimanjaro Re Ltd. Catastrophe Linked Nts.:
4.53%, 4/30/18[1,2]	2,500,000	2,533,375
4.78%, 4/30/18[1,2]	2,500,000	2,558,125

Loma Reinsurance Ltd. Catastrophe Linked Nts.:
9.78%, 1/8/18[1,2]	2,250,000	2,353,612
12.03%, 1/8/18[1,2]	2,750,000	2,902,212
17.03%, 1/8/18[1,2]	3,500,000	3,709,825

Mythen Re Ltd. Catastrophe Linked Nts., 11.006%, 5/7/15[1,2]	5,000,000	5,115,500

Queen Street VI Re Ltd. Catastrophe Linked Nts., 10.38%, 4/9/15[1,2]	1,500,000	1,522,500

1    OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Multiple Event (Continued)

Residential Reinsurance 2011 Ltd. Catastrophe Linked Nts.:
8.78%, 6/6/15[1,2]		$4,000,000	$4,102,800
13.28%, 12/6/15[1,2]		2,000,000	2,098,600

Residential Reinsurance 2012 Ltd. Catastrophe Linked Nts.:
4.53%, 12/6/16[1,2]		5,150,000	5,330,507
5.78%, 12/6/16[1,2]		1,000,000	1,043,150
8.03%, 6/6/16[1,2]		4,800,000	5,151,120
19.03%, 12/6/16[1,2]		1,500,000	1,686,075
22.03%, 6/6/16[1,2]		2,675,000	3,095,577

Residential Reinsurance 2013 Ltd. Catastrophe Linked Nts.:
5.28%, 12/6/17[1,2]		1,500,000	1,516,725
8.03%, 6/6/17[1,2]		2,500,000	2,664,875
20.03%, 12/6/17[1,2]		750,000	774,562

Residential Reinsurance 2014 Ltd. Catastrophe Linked Nts.:
4.83%, 12/6/18[1,2]		3,250,000	3,246,913
15.03%, 6/6/18[1,2]		3,000,000	3,036,750

Riverfront Re Ltd. Catastrophe Linked Nts., 4.03%, 1/6/17[1,2]		4,000,000	4,025,400

Sanders Re Ltd. Catastrophe Linked Nts.:
3.03%, 5/25/18[1,2]		2,000,000	1,986,300
3.28%, 5/25/18[1,2]		2,000,000	1,986,500
3.93%, 6/7/17[1,2]		5,250,000	5,304,863

Successor X Ltd. Catastrophe Linked Nts., 16.53%, 1/27/15[1,2]		4,750,000	4,776,125

Tradewynd Re Ltd. Catastrophe Linked Nts.:
0.78%, 1/8/16[1,2]		750,000	753,375
0.78%, 1/8/18[1,2]		1,500,000	1,507,200
0.78%, 1/8/18[1,2]		750,000	752,850
6.25%, 1/8/15[1,2]		1,000,000	1,001,900
6.28%, 1/9/17[1,2]		4,750,000	4,866,613
7.03%, 1/9/17[1,2]		1,850,000	1,908,368
8.73%, 7/9/18[1,2]		4,500,000	4,983,075

Tramline Re II Ltd. Catastrophe Linked Nts., 9.78%, 1/4/19[1,2]		2,250,000	2,267,550

VenTerra Re Ltd. Catastrophe Linked Nts., 3.78%, 1/9/17[1,2]		5,000,000	5,113,250

			126,187,039

Other—1.9%

Kortis Capital Ltd. Catastrophe Linked Nts., 5.046%, 1/15/17[1,2]		5,500,000	5,690,025

Windstorm—29.9%

Akibare II Ltd. Catastrophe Linked Nts., 3.78%, 4/13/16[1,2]		4,500,000	4,592,363

Alamo Re Ltd. Catastrophe Linked Nts., 6.38%, 6/7/17[1,2]		3,750,000	3,919,688

Aozora Re Ltd. Catastrophe Linked Nts., 2.03%, 4/7/17[1,2]	JPY	253,500,000	2,121,671

Armor Re Ltd. Catastrophe Linked Nts., 4.03%, 12/15/16[1,2]		6,250,000	6,270,156

ATLAS VI Capital Ltd. Catastrophe Linked Nts., 8%, 4/9/15[1,2]	EUR	3,750,000	4,525,095

Calypso Capital II Ltd. Catastrophe Linked Nts., 2.60%, 1/9/17[1,2]	EUR	2,000,000	2,460,939

East Lane Re V Ltd. Catastrophe Linked Nts.:
9.03%, 3/16/16[1,2]		1,000,000	1,064,825
10.78%, 3/16/16[1,2]		1,000,000	1,075,725

Eurus Ltd. Catastrophe Linked Nts., 3.75%, 4/7/16[1,2]	EUR	2,000,000	2,450,896

Everglades Re Ltd. Catastrophe Linked Nts., 7.53%, 4/28/17[1,2]		6,000,000	6,312,900

Foundation Re III Ltd. Catastrophe Linked Nts., 5.03%, 2/25/15[1,2]		1,000,000	1,006,600

Gator Re Ltd. Catastrophe Linked Nts., 6.53%, 1/9/17[1,2]		4,000,000	3,281,000

Green Fields II Capital Ltd. Catastrophe Linked Nts., 2.75%, 1/9/17[1,2]	EUR	3,681,000	4,523,345

2    OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Windstorm (Continued)

Lion I Re Ltd. Catastrophe Linked Nts., 1.62%, 4/28/17[1,2]	EUR	3,750,000	$4,557,199

MetroCat Re Ltd. Catastrophe Linked Nts., 4.53%, 8/5/16[1,2]		2,000,000	2,067,450

MultiCat Mexico Ltd. 2012-I Catastrophe Linked Nts.:
7.53%, 12/4/15[1,2]		5,000,000	5,044,625
7.78%, 12/4/15[1,2]		4,250,000	4,378,031

Mythen Re Ltd. Catastrophe Linked Nts., 11.787%, 11/10/16[1,2]		250,000	264,706

Pelican Re Ltd. Catastrophe Linked Nts.:
6.03%, 5/15/17[1,2]		5,000,000	5,232,750
13.78%, 4/13/15[1,2]		1,000,000	1,034,700

Pylon II Capital Ltd. Catastrophe Linked Nts.:
5.50%, 5/5/16[2]	EUR	1,500,000	1,876,697
9.00%, 5/5/16[1,2]	EUR	1,250,000	1,607,476

Queen City Re Catastrophe Linked Nts., 3.53%, 1/6/17[1,2]		5,250,000	5,245,538

Queen Street VIII Re Ltd. Catastrophe Linked Nts., 6.53%, 6/8/16[1,2]		3,488,000	3,546,337

Successor X Ltd. Catastrophe Linked Nts.:
11.28%, 11/10/15[1,2]		1,750,000	1,825,950
16.28%, 11/10/15[1,2]		5,750,000	5,935,725

Tar Heel Re Ltd. Catastrophe Linked Nts., 8.53%, 5/9/16[1,2]		4,000,000	4,244,600

			90,466,987

Total Event-Linked Bonds (Cost $294,257,008)			296,611,442

		Shares

Investment Company—0.2%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.10%[4,5] (Cost $737,332)		737,332	$737,332

Total Investments, at Value (Cost $294,994,340)		98.1%	297,348,774

Net Other Assets (Liabilities)		1.9	5,611,672

Net Assets		100.0%	$302,960,446

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $282,289,232 or 93.18% of the Fund’s net assets as of December 31, 2014.

2. Represents the current interest rate for a variable or increasing rate security.

3. Restricted security. The aggregate value of restricted securities as of December 31, 2014 was $12,445,513, which represents 4.11% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Kilimanjaro Re Ltd. Catastrophe Linked Nts., 3.78%, 11/25/19	11/7/14	$3,500,000	$3,500,875	$875
Kizuna II Re Ltd. Catastrophe Linked Nts., 2.53%, 4/6/18	2/28/14 - 7/1/14	3,970,607	3,998,388	27,781
Tramline Re II Ltd. Catastrophe Linked Nts., 3.28%, 7/7/17	6/19/13	5,000,000	4,946,250	(53,750)

		$12,470,607	$12,445,513	$(25,094)

3    OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

STATEMENT OF INVESTMENTS Unaudited / Continued

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended December 31, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares September 30, 2014	Gross Additions	Gross Reductions	Shares December 31, 2014
Oppenheimer Institutional Money Market Fund, Cl. E	648,251	59,001,720	58,912,639	737,332

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$737,332	$2,570

5. Rate shown is the 7-day yield as of December 31, 2014.

Forward Currency Exchange Contracts as of December 31, 2014
			Currency
Counterparty	Settlement Month(s)		Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation

CITNA-B	01/2015	EUR	9,180	USD	12,565	$—	$1,454,063
CITNA-B	01/2015	USD	8,290	EUR	6,015	1,009,906	—
DEU	01/2015	EUR	2,510	USD	3,415	—	377,006
DEU	01/2015	USD	37,572	EUR	27,426	4,377,632	—
DEU	06/2015	USD	4,011	JPY	479,000	5,780	—
JPM	01/2015	EUR	2,500	USD	3,176	—	150,420
MSCO	06/2015	JPY	225,000	USD	1,920	—	38,893
RBS	01/2015	EUR	525	USD	714	—	78,970

Total Unrealized Appreciation and Depreciation						$5,393,318	$2,099,352

Glossary:
Counterparty Abbreviations
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
JPM	JPMorgan Chase Bank NA
MSCO	Morgan Stanley Capital Services, Inc.
RBS	Royal Bank of Scotland plc (The)

Currency abbreviations indicate amounts reporting in currencies
EUR	Euro
JPY	Japanese Yen

4    OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

NOTES TO STATEMENT OF INVESTMENTS December 31, 2014 Unaudited

1.	Organization

Oppenheimer Master Event-Linked Bond Fund, LLC (the “Fund”) is organized as a Delaware limited liability company and registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a non-diversified open-end, management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a subadvisory agreement with OFI.

2.	Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3.	Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is

5    OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3.	Securities Valuation (Continued)

valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the

6    OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3.	Securities Valuation (Continued)

significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

7    OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3.	Securities Valuation (Continued)

The table below categorizes amounts as of December 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Event-Linked Bonds	$—	296,611,442	$—	$296,611,442
Investment Company	737,332	—	—	737,332

Total Investments, at Value	737,332	296,611,442	—	297,348,774
Other Financial Instruments:
Foreign currency exchange contracts	—	5,393,318	—	5,393,318

Total Assets	$737,332	$302,004,760	$—	$302,742,092

Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	$—	$(2,099,352)	$—	$(2,099,352)

Total Liabilities	$—	$(2,099,352)	$—	$(2,099,352)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4.	Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The

8    OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4.	Investments and Risks (Continued)

Fund records the net change in market value of event-linked bonds on the Statement of Operations in the annual and semiannual reports as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Statement of Operations in the annual and semiannual reports upon the sale or maturity of such securities.

Restricted Securities. As of December 31, 2014, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Concentration Risk. Focusing on one type of investment, event-linked bonds, rather than a broad spectrum of investments, makes the Fund’s share price particularly sensitive to market, economic and natural and non-natural events that may affect this investment type. The Fund’s investment in event-linked bonds may be speculative and subject to greater price volatility than other types of investments.

5. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5.	Risk Exposures and the Use of Derivative Instruments (Continued)

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended December 31, 2014, the Fund had daily average contract amounts on forward contracts to buy and sell of $6,818,718 and $8,022,322, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or

11    OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

13    OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

Item 2.	Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Master Event-Linked Bond Fund, LLC

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date: 2/11/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date: 2/11/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date: 2/11/2015